UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: September 27, 2010

PUBLIC MEDIA WORKS, INC.

A Delaware Corporation

(Exact name of registrant as specified in its charter)

DELAWARE	000-29901	98-0020849
(State or other jurisdiction of incorporation or organization)	Commission file number	(IRS Employer Identification No.)

2330 Marinship Way, Ste. #301

Sausalito, California 94965

(Address of principal executive offices)

(415) 729-8000

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02	Unregistered Sales of Equity Securities

From September 22, 2010 through September 27, 2010, Public Media Works, Inc. (the “Company”) sold 732,143 shares of restricted Company common stock to 6 accredited investors. In connection with the issuance of common stock, the Company also issued warrants to purchase 717,143 shares of restricted common stock at $.70 per share for a term of 3 years, and issued warrants to purchase 15,000 shares of restricted common stock at $1.25 per share for a term of 1 year. The investors receiving the 717,143 shares and 717,143 warrants with a $.70 exercise price were granted piggyback registration rights for the shares of common stock and shares underlying the warrants. The aggregate consideration received by the Company from the sale of securities included $494,500 in cash and $22,500 in cancellation of the Company’s payment obligation under a teaming agreement. The warrants and shares of the Company’s common stock are restricted securities, and may not be sold, transferred or otherwise disposed without registration under the Securities Act of 1933, as amended (the “Act”), or an exemption thereunder. The securities were offered and sold in reliance on the exemption from registration under Section 4(2) of the Act and/or Rule 506 of Regulation D under the Act. The offering was not conducted in connection with a public offering, and no public solicitation or advertisement was made or relied upon by the individual in connection with the offering.

On September 27, 2010, in connection with the Company entering into a consulting agreement with Joseph Abrams, the Company agreed to issue 900,000 shares of restricted Company common stock to Mr. Abrams or his assignees. The consulting agreement provides that the Company may repurchase 300,000 of the shares of Company common stock for a total purchase price of $15 if the consulting agreement is terminated by the Company on or before December 15, 2010, and may repurchase 300,000 shares of Company common stock for a total purchase price of $15 if the consulting agreement is terminated by the Company on or before March 15, 2011. The shares of the Company’s common stock are restricted securities, and may not be sold, transferred or otherwise disposed without registration under the Securities Act or an exemption there under. The shares were issued in reliance on the exemption from registration under Section 4(2) of the Act. The issuance of warrants was not conducted in connection with a public offering, and no public solicitation or advertisement was made or relied upon by the consultant in connection with the offering.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PUBLIC MEDIA WORKS, INC.

Dated: October 1, 2010	By:	/s/ MARTIN W. GREENWALD
Martin W. Greenwald Chief Executive Officer